STOCK OPTION AGREEMENT
                                AUTHORISZOR INC.

         This unilateral grant by the Company (as hereinafter defined) constitutes a valid Nonqualified Stock Option (the "Option") for a total of 200,000 shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of Authoriszor Inc., a Delaware corporation (the "Company") whose principal executive offices are situatated at 8201 Preston Road, Suite 600, Dallas, Texas 75225, is hereby granted to The Rt Hon Sir Malcolm Rifkind KCMG QC of Eskgrove House, Inveresk, East London, Scotland, EH21 7TD (the "Optionee") pursuant to a contract for consultancy services between the Company and the Optionee constituted by exchange of letters between the parties and their duly authorized intermediaries dated August 11, 1999 to September 24, 1999 and effective at and from October 1, 1999 and pursuant to the terms of this Option Agreement (the "Option Agreement").

         Section 1. Exercise Price. The exercise price of the Option is $1.00 for each Share.

         Section 2. Exercise of the Option. This Option may be exercised at any time and from time to time after the Date of Grant, subject to the provisions contained in Sections 3 and 4 below.

                  (a) Method of Exercise. Options shall be deemed properly exercised when:


                           (i) the Company has received  written  notice of such
                  exercise, stating the number of Shares which are being purchased, delivered to the Company and signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Company, of the right of such person or persons to exercise the Option;

                           (ii) full payment of the exercise price of the Shares as to which the Option is exercised has been tendered to the Company; and

                           (iii) arrangements that are satisfactory to the Board
                  of Directors of the Company (the "Board") in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements.

                  (b) Payment. The exercise price of any Shares purchased shall be paid in cash, by certified or cashier's check, by money order or by personal check (if approved by the Board).

                  (c)      Restrictions on Exercise.

                           (i) This Option may not be exercised if the issuance
                  of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option, the Company may require the exercising person to make any agreements and undertakings that may be required by any applicable law or regulation.

                           (ii) Shares  issued upon the  exercise of this Option
                  without registration of such Shares under the Securities Act of 1933, as amended (the "Act"), shall be restricted securities subject to the terms of Rule 144 under the Act. The certificates representing any such Shares shall bear an appropriate legend restricting transfer and the transfer agent of the Company shall be given stop transfer instructions with respect to such Shares.

         Section 3. Term of Option. This Option may not be exercised after September 30, 2002 and is subject to earlier termination as provided in Section
4. In addition, this Option is subject to cancellation by the Company upon a significant corporate event as provided in Section 4 below. This Option may be exercised during such times only in accordance with the terms of this Option Agreement.

         Section 4.        Termination of Option Period.

                  (a) The unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) thirty (30) days after the date that the Optionee
                  ceases to be employed by the Company or a subsidiary of the Company or ceases to be a director, consultant or advisor to the Company or a subsidiary of the Company, as the case may be, regardless of the reason therefor other than as a result of such termination by reason of (x) death, (y) mental or physical disability of the Optionee as determined by a medical doctor satisfactory to the Company or (z) valid termination of the Optionee's employment, status as director, or consulting contract or advisory services, as the case may be, with the Company or a subsidiary for Cause,

                  The term "Cause," for the purposes of this Agreement, shall mean any one or more of the following:

                           w. Optionee's failure to observe or perform any of the provisions of his Consulting Agreement with the Company, dated September 23, 1999 (the "Consulting Agreement"), or Optionee's failure to carry out lawful directives of the Board.

                           x.       Optionee's performance of any  criminal acts
                                    (excluding  traffic  violations  and   other
                                    minor offenses);

                           y. Optionee's theft or embezzlement of property including trade secrets, of the Company; or

                           z. Optionee's negligence in the performance of his duties under the Consulting Agreement.

                           (ii) one (1) year after the date on which the Optionee suffers a mental or physical disability as determined by a medical doctor satisfactory to the Company;

                           (iii) either (y) one (1) year after the date that the
                  Optionee ceases to be a director, consultant to or ceases to be employed by, as the case may be, the Company or a subsidiary of the Company, by reason of death of the Optionee, or (z) six (6) months after the date on which the Optionee shall die, if the Optionee's death shall occur during the thirty (30) day period described in Section 4(a)(i) or the one-year period described in Section 4(a)(ii);

                           (iv) the date that the Optionee ceases to be a director, consultant to or ceases to be employed by, as the case may be, the Company or a subsidiary as a result of a valid termination for Cause; and

                           (v)      September 30, 2002

                  (b) The Company in its sole discretion may, by giving written notice (a "Cancellation Notice") prior to the consummation of any of the transaction described in Section 4(b)(i) or 4(b)(ii), cancel, effective upon the date of the consummation of any of such transactions, all or any portion of this Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the effective date of such cancellation, and may be given either before or after stockholder approval of such transaction.

                           (i) Any transaction  (which shall include a series of
                  related transactions occurring within 60 days or occurring pursuant to a plan) that has the result that stockholders of the Company immediately before such transaction cease to own at least 51% of (x) the voting stock of the Company or (y) any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction.

                           (ii) A sale, lease,  exchange or other disposition of
                  all or substantially all the property and assets of the Company to an unaffiliated third party.

         Section 5.        Adjustment of Shares.

                  (a) If at any time while unexercised Options are outstanding hereunder, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then and in such event proportionate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to this Option, so that the same proportion of the Company's issued and outstanding shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to this Option.

                  (c) Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to this Option; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         Section 6. Non-Assignability of Option. This Option may be transferred or assigned by the Optionee only to family members, trusts or other entities for the benefit of the Optionee or for the benefit of the Optionee's family members, by will or by the laws of descent and distribution or by the laws regulating testate or intestate succession applicable to the Optionee.

         Section 7. Issuance of Shares. No person shall be, or have any rights or privileges of, a stockholder of the Company with respect to any of the Shares subject to this Option unless and until certificates representing such Shares have been issued and delivered to such person. As a condition of an issuance of a stock certificate for Shares, the Company may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Option Agreement or any law or regulation, including, but not limited to, the following:

                  (a) The Optionee's representation and warranty to the Company, at the time the Option is exercised, that the Shares to be issued are being acquired for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  (b) the Optionee's representation, warranty or agreement to be bound by any legends that are, in the opinion of the Company, necessary or appropriate to comply with the provisions of any securities law deemed by the Company to be applicable to the issuance of the Shares and to be endorsed upon the certificates representing the Shares.

         Section 8.        Administration of this Option.

                  (a) The determinations and the interpretation and construc-tion of any provision of this Option by the Company shall be final and conclusive.

                  (b) Subject to the express provisions of this Option, the Company shall have the authority, in its sole and absolute discretion, to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Option and to perform all other acts necessary or advisable for administering this Option, including the delegation of such ministerial acts and responsibilities as the Company deems appropriate.

         Section 9. Government Regulations. The granting and exercise of this Option and the obligation of the Company to sell and deliver Shares under this Option, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         Section 10. Law Governing. THIS OPTION IS INTENDED TO BE PERFORMED IN THE STATE OF DELAWARE AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE EXCEPT TO THE EXTENT DELAWARE LAW IS PREEMPTED BY FEDERAL LAW.

         Section 11. Notices. Whenever any notice is required or permitted under this Option Agreement, such notice must be in writing and personally delivered or sent by mail or delivery by a recognized courier service. Any notice required or permitted to be delivered under this Option Agreement shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third business day after it is deposited in the mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this subsection. Notwithstanding the foregoing, the Cancellation Notice shall also be sent to Optionee and his counsel set forth on his signature page by facsimile transmission reasonably promptly after the original of the Cancellation Notice is otherwise sent to the Optionee. The Company or the Optionee may change, at any time and from time to time, by written notice to the other, an address, or in the case of Optionee the name and address of his counsel, that was previously specified for receiving notices. Until changed in accordance with this Option Agreement, the Company and the Optionee shall specify as its or his address for receiving notices the address set forth in this Option Agreement pertaining to the Shares to which such notice relates.

         Section 12.       Miscellaneous.

                  (a) The Company has full corporate authority to grant this Option, and this Option is granted to the Optionee in implementation of the Consulting Agreement describing such Option and is in addition to any other stock option plans of the Company or other benefits with respect to the Optionee's position with or relationship to the Company or its subsidiaries. This Option shall not confer upon the Optionee the right to continue as an employee, consultant or advisor, or interfere in any way with the rights of the Company to terminate the Optionee's status as an employee, consultant or advisor.

                  (b) The members of the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Option, and members of the Board shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

                  (c) Any issuance or transfer of Shares to the Optionee, or to the Optionee's legal representative, heir, legatee, or distributee, in accordance with the provisions of this Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under this Option. The Company may require the Optionee, or any legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

                  (d) Neither the Board nor the Company guarantees Shares from loss or depreciation.

                  (e) All expenses incident to the administration, termination, or protection of this Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Option.

                  (f) Records of the Company shall be conclusive for all purposes under this Option, unless determined by the Board to be incorrect.

                  (g) Any action required of the Company relating to this Option shall be by resolution of the Board or by a person authorized to act by resolution of the Board.

                  (h) If any provision of this Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Option, but such provision shall be fully severable, and this Option shall be construed and enforced as if the illegal or invalid provision had never been included in this Option.

                  (i) Any person entitled to notice under this Option may waive such notice.

                  (j) This Option shall be binding upon the Optionee, his legal representatives, heirs, legatees and distributees upon the Company, its successors, and assigns, and upon the Board and its successors.

                  (k) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Option's provisions.

                  (l) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Option dictates, the plural shall be read as the singular and the singular as the plural.

DATE OF GRANT:                                     AUTHORISZOR INC.

September 23, 1999                                 By:
                                                   -----------------------------
                                                   Robert P. Jeffcock, President

ADDRESS:

Windsor House
Cornwall Road

Harrogate, North Yorkshire
United Kingdom
HG1 2PW

         Optionee hereby accepts this Option subject to all the terms and provisions of this Option Agreement.

                                                       By:
                                                       -------------------------
                                                       Rt. Honorable Sir
                                                       Malcolm Rifkind
                                                       KCMG QC
                                                       Optionee

ADDRESS:

Eskgrove House
Inveresk
East Lothian
EH21 7TD
Facsimile number: 44-131-665-8118

Counsel:
H.J. Ross
Turcan Connell
Solicitors
Saltire Court
20 Castle Terrace
Edinburgh EH1 2EF
Facsimile number: 44-131-228-8118